Fiscal 2014 Second Quarter Update May 7, 2014 Exhibit 99.2

Regarding Forward-Looking Statements
1
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as
“anticipates,” “estimates,” “expects,” “projects,” “may,” "will," “intends,” “expects,” "believes," or “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and/or beliefs as of this date or a prior date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements including, but not limited to, certain statements regarding NJR's NFE for fiscal 2014, forecasted contribution of business segments to fiscal 2014 NFE and to NFE beyond fiscal 2014, NJR’s long-term NFE per share growth rate goal, and earnings guidance,
NJR’s future dividend growth rate and payout ratio, long-term benefits of increased NFE, future NJNG customer growth, future NJNG capital expenditures, NJNG incremental utility gross margin, the long-term outlook for NJRCEV, diversification of NJRCEV’s strategy, and NJR’s long-term NFE per share growth rate include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets on our access to capital; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; regulatory approval of NJNG’s planned infrastructure programs; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas;
risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP); the costs of compliance with present and future environmental laws, including potential climate change-related legislation;
risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin and restoration costs. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 26, 2013, as filed with the Securities and Exchange Commission (SEC) which is available on the SEC’s website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial
Measures
This presentation includes the non-GAAP measure Net Financial Earnings (NFE). As an indicator of the company’s operating performance, this measure should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.
NFE excludes unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business,
NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.
Management uses non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-
GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of NJR’s non-
GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7 and most recent Form 10-Q,
Part I, Item
2.
2

Net Financial Earnings (NFE)

($MM)
Company 2014 2013 2014 2013
New Jersey Natural Gas $47.0 $45.9 $74.7 $71.4
NJR Energy Services 91.4 16.4 98.8 19.4
NJR Clean Energy 12.8 5.2 16.4 10.5
NJR Midstream 2.3 2.3 3.7 4.1
NJR Home Services/Other (1.6) (1.1) (1.8) (1.2)
Total $151.9 $68.7 $191.8 $104.2
Per basic share $3.61 $1.64 $4.56 $2.50
Six Months Ended
March 31,
Three Months Ended
March 31,

NJR Affirms Fiscal 2014 NFE Per Share
Guidance $3.90 to $4.10

NJR expects NJRES to contribute 35-40 percent of Fiscal 2014 Earnings
New Jersey Natural Gas NJR Clean Energy Ventures NJR Energy Services NJR Midstream NJR Home Services

Improved Earnings Growth And Financial
Profile
Earnings retention further strengthens our balance sheet and reduces the need for new equity issuances
Supports our future capital expenditures
Significant capital investment in regulated business to support customer growth and maintain safe, reliable and resilient service
Additional flexibility to utilize our Share Repurchase Program
Results in higher projected earnings and dividend growth
rates
Average long-term NFE growth of 5 to 9 percent
Annual dividend growth of 6 to 8 percent
Targeted payout ratio of 60 to 65 percent

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$2.40
$2.46
$2.58
$2.71
$2.73
$3.90-$4.10
$3.28-$3.71
New projected growth rate
Prior projected growth rate
2009A
2010A
2011A
2012A
2013A
2014E
2015E
2016E
2017E
Previous
New

Increased Long-Term NFEPS Guidance 6 NJR expects an average long-term growth rate of 5 to 9 percent annually

Dividend Growth
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.24
$1.36
$1.44
$1.54
$1.62
$1.68
$1.96-$2.06
2009
2010
2011
2012
2013
2014*
2017E**

Payout Ratio***
65%
49%
33%
16%
0%
50%
52%
55%
56%
57%
59%
2008
2009
2010
2011
2012
2013

Goal is to grow dividend 6 to 8 percent annually Dividend Outlook Strengthened * Current annual rate ** Assumes 6-8 percent average annual dividend growth *** Based on NJR net financial earnings 7

New Jersey Natural Gas – Our Core Business
Customer growth rate of 1.5 percent exceeds industry average
Profitable balance in the new construction market
Natural gas installed at 95 percent of new construction projects
Healthy mix of new construction and conversions
History of constructive regulatory relationships
Sharing of customer and investor benefits
21 consecutive years with fewest customer complaints with the New
Jersey Board of Public Utilities of electric and gas companies
Infrastructure growth initiatives designed to strengthen
distribution and transmission system are supported by
regulatory riders
Rate case to be filed by mid-November 2015

8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,175
5,841
6,189
6,783
6,704
7,456
FY08
FY09
FY10
FY11
FY12
FY13
New Construction
Conversions

3,658 new customers added in
the first half of fiscal 2014
1,769 new construction customers
1,889 conversions from other fuels
348 existing customer heat
conversions

Strong Customer Growth Continues
Over next two fiscal years, NJNG expects to add a total of
14,000-16,000 new customers

Population Change 2000-2010
15.0%
10.0%
5.0%
0.0%
4.5%
4.7%
2.5%
12.8%
NJ
Morris
Monmouth
Ocean

Equivalent Cost Value for Customers *
$1.03
$3.28
$5.02
$4.40
NJNG
Fuel Oil
Propane
Electricity
$6.75
$6.00
$5.25
$4.50
$3.75
$3.00
$2.25
$1.50
$0.75
$0.00

Future New Construction
2014-2018 17,350
2019-Buildout 66,993

Future Conversions
Non Heat 6,900
On Main 36,322
Near Main 28,974
Off Main 47,840

Key Trends Support Future Customer Growth
Sources for new construction: Arthur D. Little, Harte Hanks and NJNG
Source for Population change: US Census Bureau
Source for Fuel Pricing: US Energy Information Administration. * Data as of March 2014.
Based on 100,000 comparable BTUs
Demographics Fuel Pricing

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|---|---|---|---|---|---|---|---|
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |

Capital of Over $1 Billion Drives Long-Term
Growth
NJNG Expects Base Rate Case Resolution by Fiscal 2017

NJNG Capital Investment Estimates
($mm)
2009-
2012
Actual
2013A 2014E 2015E 2016E 2017E Total
Customer Growth
$79.4 $24.5 $24.7 $25.6 $25.5 $25.5 $205.2
Maintenance/Other
177.4 42.5 64.2 55.7 48.1 40.6
428.5
AIP/SAFE
136.7 45.3 31.6 33.7 39.1 - 286.4
Superstorm Sandy
- 26.1 5.3 5.2 - - 36.6
NGV Advantage
- 1.0 9.0 - - - 10.0
NJ RISE
- - 4.6 13.0 12.0 12.0 41.6
Liquefaction/LNG
- - 16.0 16.3 3.4 - 35.7
Southern Reliability
- - 2.3 12.3 80.6 34.8 130.0
SAVEGREEN
36.5 24.0 42.5 42.5 - -
145.5
Total
$430.0 $163.4 $200.2 $204.3 $208.7 $112.9 $1,319.5

NJRES: Strong Performance in Changing Markets
Provides physical natural gas services for Utility, Power
Generator, Pipeline, and Industrial customers across North
America including the Marcellus Shale
NJRES’
Asset Portfolio includes:
Storage capacity – Approximately 40 Bcf in the United States and Canada
Pipeline transportation capacity – Approximately 1.5 Bcf/day
NJRES’
services include:
Transport natural gas to customers
Gas in storage available to serve customers when demand is high
Manage other companies’ assets – Producer Services
Long
option strategy:
Commodity hedges limit downside
Creates upside when market conditions are volatile

NJR Clean Energy Ventures - Distributed
Power Portfolio Strategy

Long-term goal to maintain NJRCEV at 10 to 20 percent of NFE
Solar
Demand driven by growing RPS in NJ
Improving SREC Fundamentals
Reduce reliance on solar ITC by January 2017
Wind
29 states and the District of Columbia have Renewable Portfolio
Standards (RPS)
Production-based tax credits (PTC)
Long-term Power Purchase Agreements (PPAs) and PTCs provide
annuity-like returns
Combined Heat and Power
Possible longer-term opportunities

NJNG Results
Strong results from NJNG
Added 3,658 new customers in the first half of Fiscal 2014
52 percent converted from other fuels
$17.5 million spent on SAVEGREEN Program
NGV stations on track for summer opening
BGSS incentive margin increased

($MM)
2014 2013 2014 2013
Gross Margin $116.0 $110.5 $199.4 $189.0
Operating Income $74.1 $71.4 $119.4 $114.1
Net Financial Earnings $47.0 $45.9 $74.7 $71.4
Total Customers 503,679 498,933 503,679 498,933
Six Months Ended Three Months Ended
March 31, March 31,

$ millions
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$15.6
$20.3
$29.3
$36.0
$41.3
FY13A
FY14E
FY15E
FY16E
FY17E
Customer Growth
SAVEGREEN
NGV
BGSS Incentives

Diversified and Growing Utility Gross Margin NJNG expects incremental utility gross margin to more than double by fiscal 2017 15

NEW YORK
MASSACHUSETTS
Marcellus Shale
CONNECTICUT
PENNSYLVANIA
STECKMAN RIDGE
ROCKIES SUPPLY
NEW JERSEY
WEST VIRGINIA
DELAWARE
COVE POINT
MARYLAND

CANADA
VT
NH
NY
MA
RI
CT
PA
NJ
Iroquois
System Map
ATLANTIC OCEAN

Contributed $2.3 and $3.7 million to three and six month NFE, respectively
Steckman Ridge
12 Bcf Storage field, located in south central PA
50 percent joint venture with Spectra Energy
Iroquois
5.53 percent ownership in pipeline from Canada to the northeast

NJR Midstream

NJR Energy Services Results
Extreme weather created dramatic increase in natural gas demand
Validated long-option strategy
Producer Services
NJRES expects to contribute 35 to 40 percent to fiscal 2014 NFE

($MM)
2014 2013 2014 2013
Financial Margin $163.0 $29.2 $179.3 $38.0
Net Financial Earnings $91.4 $16.4 $98.8 $19.4
Gas Sold and Managed (Bcf) 175.0 161.4 342.1 305.3
Firm Transportation (Bcf/d) 1.6 1.2 1.6 1.2
Firm Storage (Bcf) 38.7 35.3 38.7 35.3
Six Months Ended Three Months Ended
March 31, March 31,

Chicago Tribune
NEWS
Another Chicago record? Winter had most days at or below zero--ever
The New York Times
U.S. | JANUARY 3, 2014, 5:53 PM
Preparing for Coldest Weather in 20 Years
USA TODAY
A GANNETT COMPANY
Snow continues to wallop Western states

Severe Winter Weather Validates NJRES Long-
Option Strategy
Firm Storage
Firm Transportation
Producer Service Area
February 11, 2014, Chicago
experienced low of -8
o
compared to
5-year historic low for month of 19
o
.
January 7, 2014, Atlanta experienced
low of 6
o
compared with 5-year historic
average for month of 34
o
.

NJR Clean Energy Ventures

Forecast is to place into service $75 to $85 million of capital in fiscal 2014
Strong legislative commitment to solar in New Jersey
Expected to contribute 5 to 15 percent to fiscal 2014 NFE
($MM)
2014 2013 2014 2013
Operating Revenues $2.7 $1.4 $4.9 $4.6
ITC Impact $15.0 $5.9 $20.6 $13.2
Net Financial Earnings $12.8 $5.2 $16.4 $10.5
SRECs Generated 10,996 8,422 26,155 18,083
SRECs Sold 11,314 7,362 20,678 32,362
SREC Inventory 16,828 14,079 16,828 14,079
Six Months Ended Three Months Ended
March 31, March 31,

Capacity Additions by Month (MW)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
85
20
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

SREC Prices by Month ($/SREC)
200
180
160
140
120
100
80
60
Karbone Bid Prices
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14

Improving SREC Fundamentals
NJ increased solar RPS effective June 2013
Solar construction activity has moderated
SREC prices have responded
NJRCEV forecasts SREC inventory to grow from
approximately 65,000 in fiscal 2013 to 174,000 in fiscal 2017

A low, affordable monthly payment covers your comfort all year long.
PREMIER HEATING AND COOLING PLAN –
Covers one each: central AC, heating system and water heater
For $24* a month, you'll get:
Free repairs on covered parts – covers most major parts, including labor
An annual inspection of your central AC, heating system and water heater
No hidden fees – no trip charges or emergency service fees
NJR Home Services
SIGN UP AND SAVE $75! Call 877-HOMENJR (466-3657)
Introducing no interest, no payment financing for 365 days on new home AC systems.*
$2,200
What you do with the money until then is up to you.
Take a bite out of winter.

NJR Home Services
2Q fiscal 2014 loss of $1.1 million compared with a loss of $847,000 last year,
Six month of loss of $1.7 compared with a loss of $1.1 million last year
Majority of earnings derived from service contracts
Approximately 119,000 service contract customers
Contract revenue keeps growing due to Premier Heating and Cooling Plans
Expanded array of services now offered
Whole-house electric and plumbing contracts
Standby generator contracts
Air conditioning
Generators
Brand recognition provides confidence
Moving from direct mail to Internet media
Expected to contribute 2 to 5 percent of Fiscal 2014 NFE

Selling more to current customers

✓

✓

✓

✓

✓

10-Year Annualized Total Return*
12.0%
9.0%
6.0%
3.0%
0.0%
10.7%
7.5%
7.4%
NJR
Dow
S&P 500

Deliver consistent net financial
earnings and dividend growth
Invest significantly in NJNG’s
infrastructure to enhance system
reliability
Diversify and grow NJNG’s gross
margin
Committed capital to clean energy
portfolio
Grow other energy-related, non-
utility businesses
NJR Will Continue to Meet Investor Expectations

* Assumes dividends reinvested, period 3/31/04 to 3/31/14